Exhibit 99.1

Qualcomm Contacts:

Pete Lancia, Corporate Communications

Phone:  1-858-845-5959

Email:  corpcomm@qualcomm.com

John Sinnott, Investor Relations

Phone: 1-858-658-4813

Email: ir@qualcomm.com

Qualcomm and NXP Agree, at MOFCOM Request, to Withdraw and Refile Application

for Chinese Regulatory Approval

Extend Purchase Agreement to July 25, 2018

SAN DIEGO — April 19, 2018 — Qualcomm Incorporated (NASDAQ: QCOM) (“Qualcomm”) today announced that Qualcomm and NXP Semiconductors N.V. (NASDAQ: NXPI) (“NXP”) at the request of the Ministry of Commerce in China (MOFCOM) have withdrawn and refiled the notice of acquisition regarding the companies’ planned combination.

In conjunction with the refiling, NXP and Qualcomm River Holdings B.V., an indirect wholly owned subsidiary of Qualcomm, have agreed, among other things, to extend the end date of their purchase agreement from April 25, 2018 to July 25, 2018.  Qualcomm River Holdings B.V. also agreed that if the parties have not received all required regulatory approvals, including from MOFCOM, by 11:59 p.m. New York City time on July 25, 2018, it will pay the previously agreed termination fee to NXP no later than 9:00 a.m. New York City time on July 26, 2018.

In conjunction with the amendment to the purchase agreement, the currently pending tender offer of Qualcomm River Holdings B.V. to acquire all of the issued and outstanding shares of NXP is being extended to expire at 5:00 p.m., New York City time, on April 27, 2018, unless extended or earlier terminated, in either case pursuant to the terms of the purchase agreement.

In addition, Qualcomm today announced renewed clearance from the Federal Trade Commission under the Hart-Scott-Rodino (HSR) Antitrust Improvements Act of 1976. This renewed clearance is with respect to the parties’ refiled notifications for the proposed acquisition, the waiting period for which expired effective April 17, 2018 at 11:59 p.m., New York City time.   The expiration of the HSR waiting period satisfies a condition to the closing of the tender offer.

Completion of the planned combination remains subject to conditions described in the tender offer statement on Schedule TO filed by Qualcomm River Holdings B.V. with the U.S. Securities and Exchange Commission on November 18, 2016, as amended.

Innisfree M&A Incorporated is acting as information agent for Qualcomm River Holdings B.V. in the tender offer. Requests for documents and questions regarding the tender offer may be directed to Innisfree M&A Incorporated by telephone, toll-free at (888) 750-5834 for shareholders, or collect at (212) 750-5833 for banks and brokers.

About Qualcomm

Qualcomm invents breakthrough technologies that transform how the world connects and communicates. When we connected the phone to the Internet, the mobile revolution was born. Today, our inventions are the foundation for life-changing products, experiences, and industries. As we lead the world to 5G, we envision this next big change in cellular technology spurring a new era of intelligent, connected devices and enabling new opportunities in connected cars, remote delivery of health care services, and the IoT — including smart cities, smart homes, and wearables. Qualcomm Incorporated includes our licensing business, QTL, and the vast majority of our patent portfolio. Qualcomm Technologies, Inc., a subsidiary of Qualcomm Incorporated, operates, along with its subsidiaries, all of our engineering, research and development functions, and all of our products and services businesses, including, the QCT semiconductor business. For more information, visit Qualcomm’s website, OnQ blog, Twitter and Facebook pages.

Additional Information and Where to Find It

This document is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any common shares of NXP Semiconductors N.V. (“NXP”) or any other securities. Qualcomm River Holdings B.V. (“Buyer”), an indirect, wholly owned subsidiary of Qualcomm Incorporated (“Qualcomm”), has filed a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal, and related documents with the United States Securities and Exchange Commission (the “SEC”) and NXP has filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC with respect to the tender offer. The offer to purchase common shares of NXP is only being made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO, in each case as amended from time to time. THE TENDER OFFER MATERIALS (INCLUDING THE OFFER TO PURCHASE, THE RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 CONTAIN IMPORTANT INFORMATION. SHAREHOLDERS OF NXP ARE URGED TO READ THESE DOCUMENTS, AS FILED AND AS MAY BE AMENDED FROM TIME TO TIME, CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION THAT SUCH

HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES. Investors and security holders may obtain a free copy of these statements and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov. In addition, free copies of these documents may be obtained by contacting Innisfree M&A Incorporated, the information agent for the tender offer, toll free at (888) 750-5834 (for shareholders) or collect at (212) 750-5833 (for banks and brokers).

Cautionary Note Regarding Forward-Looking Statements

Any statements contained in this document that are not historical facts are forward-looking statements as defined in the U.S. Private Securities Litigation Reform Act of 1995. Words such as “anticipate”, “believe”, “estimate”, “expect”, “forecast”, “intend”, “may”, “plan”, “project”, “predict”, “should” and “‘will” and similar expressions as they relate to Qualcomm, Buyer or NXP are intended to identify such forward-looking statements. These forward-looking statements involve risks and uncertainties concerning the parties’ ability to complete the tender offer and close the proposed transaction, the expected closing date of the transaction, the financing of the transaction, the anticipated benefits and synergies of the transaction, anticipated future combined businesses, operations, products and services, and liquidity, debt repayment and capital return expectations. Actual events or results may differ materially from those described in this document due to a number of important factors. These factors include, among others, the outcome of regulatory reviews of the proposed transaction; the ability of the parties to complete the transaction; the ability of Qualcomm to successfully integrate NXP’s businesses, operations (including manufacturing and supply operations), sales and distribution channels, business and financial systems and infrastructures, research and development, technologies, products, services and employees; the ability of the parties to retain their customers and suppliers; the ability of the parties to minimize the diversion of their managements’ attention from ongoing business matters; Qualcomm’s ability to manage the increased scale, complexity and globalization of its business, operations and employee base post-closing; and other risks detailed in Qualcomm’s and NXP’s filings with the SEC, including those discussed in Qualcomm’s most recent Annual Report on Form 10-K and in any subsequent periodic reports on Form 10-Q and Form 8-K and NXP’s most recent Annual Report on Form 20-F and in any subsequent reports on Form 6-K, each of which is on file with the SEC and available at the SEC’s website at www.sec.gov. SEC filings for Qualcomm are also available in the Investor Relations section of Qualcomm’s website at www.qualcomm.com, and SEC filings for NXP are available in the Investor Relations section of NXP’s website at www.nxp.com. Qualcomm is not obligated to update these forward-looking statements to reflect events or circumstances after the date of this document. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.